UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.  )

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Brinker International, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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P.O. BOX 8016, CARY, NC 27512-9903 Your vote matters! Meeting Materials: Notice of Meeting and Proxy Statement & Annual Report or Form 10-K Brinker International, Inc. Annual Meeting of Shareholders Thursday, November 20, 2025 9:00 AM, Eastern Standard Time A live webcast of the Annual Meeting will be available online at www.proxydocs.com/EAT To attend the meeting and participate visit www.proxydocs.com/EAT For a convenient way to view proxy materials, VOTE, and obtain directions to attend the meeting go to www.proxydocs.com/EAT To vote your proxy while visiting this site, you will need the 12 digit control number in the box below. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting. Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet. If you want to receive a paper or e-mail copy of the proxy material, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s meeting, you must make this request on or before November 10, 2025. Important Notice Regarding the Availability of Proxy Materials for the Shareholders Meeting To Be Held On November 20, 2025 For Shareholders of record as of September 22, 2025 To order paper materials, use one of the following methods. Internet: www.investorelections.com/EAT Call: 1-866-648-8133 Email: paper@investorelections.com * If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located below) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material. Your control number SEE REVERSE FOR FULL AGENDA Have the 12 digit control number located in the box above available when you access the website and follow the instructions. Copyright © 2025 BetaNXT, Inc. or its affiliates. All Rights Reserved

Brinker International, Inc. Annual Meeting of Shareholders The Board of Directors recommends you vote FOR each of the following nominees: PROPOSAL 1. Election of Directors Nominees: 1.01 Frances L. Allen 1.02 Cynthia L. Davis 1.03 Joseph M. DePinto 1.04 Harriet Edelman 1.05 William T. Giles 1.06 Kevin D. Hochman 1.07 Ramona T. Hood 1.08 Timothy A. Johnson 1.09 James C. Katzman 1.10 Frank D. Liberio The Board of Directors recommends you vote FOR proposals 2 and 3. 2. Ratification of the appointment of KPMG LLP as our Independent Registered Public AccountingFirm for the fiscal year 2026 3. Advisory Vote to Approve Executive Compensation